Exhibit 10(hh)

THIRD SUPPLEMENTAL INDENTURE

dated as of February 12, 2013

to

TRUST INDENTURE

dated as of June 1, 1999

among

PPL IRONWOOD, LLC,

THE BANK OF NEW YORK MELLON, as Trustee

and

THE BANK OF NEW YORK MELLON, as Depositary Bank

THIRD SUPPLEMENTAL INDENTURE (the “Third Supplemental Indenture”), dated as of February 12, 2013, to the Trust Indenture, dated as of June 1, 1999 (the “Original Indenture”), among PPL IRONWOOD, LLC (f/k/a AES IRONWOOD, L.L.C.), a Delaware limited liability company (together with its successors and assigns, the “Company”), its principal office and mailing address being at Two North Ninth Street, Allentown, Pennsylvania 18101, THE BANK OF NEW YORK MELLON (as successor to IBJ WHITEHALL BANK & TRUST COMPANY) (the “Trustee”), its corporate trust office and mailing address being at 101 Barclay Street, New York, New York 10286, and THE BANK OF NEW YORK MELLON (as successor to IBJ WHITEHALL BANK & TRUST COMPANY), as depositary bank (the “Depositary Bank”), its office and mailing address being at 101 Barclay Street, New York, New York 10286.

W I T N E S S E T H:

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of the Company’s Bonds (as defined in the Original Indenture) to be issued in one or more series;

WHEREAS, the Company, the Trustee and the Depositary Bank have heretofore executed and delivered a supplemental indenture dated as of June 1, 1999 (the “First Supplemental Indenture”) and a supplemental indenture dated as of May 12, 2000 (the “Second Supplemental Indenture” and together with the Original Indenture and First Supplemental Indenture, the “Indenture”) providing for the issuance of 8.857% Senior Secured Bonds due 2025 (the “Securities”) of the Company;

WHEREAS, there is currently outstanding under the Indenture $308,500,000 in aggregate principal face amount of the Securities (the “Outstanding Securities”);

WHEREAS, Section 12.2 of the Original Indenture provides that the Company, the Trustee and the Depositary Bank may, with the consent of not less than a majority in aggregate principal amount of the Outstanding Securities, enter into a supplemental indenture for the purpose of amending the Indenture with respect to the Securities;

WHEREAS, the Holders of at least a majority of the Outstanding Securities have accepted PPL Energy Supply, LLC’s offer to exchange not less than a majority in aggregate principal amount and up to all of the Outstanding Securities for the Exchange Consideration referred to in such offer and have consented upon the terms and subject to the conditions set forth in the Prospectus of PPL Energy Supply, LLC dated February 6, 2013 (as the same may be amended or supplemented from time to time, the “Prospectus”), and in the related Letter of Transmittal and Consent (as the same may be amended or supplemented from time to time, and, together with the Prospectus, the “Offer”), to the amendments contained in this Third Supplemental Indenture;

WHEREAS, the Offer is conditioned upon, among other things, the proposed amendments (the “Proposed Amendments”) to the Indenture set forth herein with respect to the Securities having been approved by not less than a majority in aggregate principal amount of the Outstanding Securities (and a supplemental indenture in respect thereof having been executed and delivered) with the effectiveness of such Proposed Amendments being subject to the acceptance for payment by PPL Energy Supply, LLC of the Securities representing not less than a majority in aggregate principal amount of the Outstanding Securities pursuant to the Offer and the related payment thereof in accordance with the terms of the Offer (the “Acceptance and Payment”);

WHEREAS, the Company has received and delivered to the Trustee evidence of the requisite consents to effect the Proposed Amendments under the Indenture with respect to the Securities;

WHEREAS, the Company has been authorized by resolutions of its Board of Managers to enter into this Third Supplemental Indenture;

WHEREAS, the Company has delivered to the Trustee an Officer’s Certificate to the effect that all conditions precedent provided for in the Indenture to the execution and delivery of this Third Supplemental Indenture by the Trustee have been complied with; and

WHEREAS, all acts and things necessary to make this Third Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed, and the execution of this Third Supplemental Indenture has in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this Third Supplemental Indenture;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Securities, the Company, the Trustee and the Depositary Bank hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1            Definitions.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Indenture.

Section 1.1 of the Indenture is amended with respect to the Securities by deleting all definitions of terms, and references to definitions of terms, that are used exclusively in the text of the Indenture and in the text of the Securities that are being otherwise eliminated by this Third Supplemental Indenture.

ARTICLE II

THE TERMS OF THE BONDS

SECTION 2.1            Amendments to Table of Contents.

The Table of Contents of the Indenture is amended by deleting the titles to Sections 6.2, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.13, 6.14, 6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.22, 6.23 and 6.25 in their entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.2   Amendment of Section 6.2 of the Indenture.

The provisions of Section 6.2 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.3   Amendment of Section 6.3 of the Indenture.

The provisions of Section 6.3 of the Indenture are amended by deleting the text of Sections 6.3(a), 6.3(b), 6.3(c), 6.3(d)(ii), 6.3(d)(iii), 6.3(d)(iv), 6.3(d)(v), 6.3(d)(vi), 6.3(d)(vii), 6.3(e), 6.3(f), 6.3(g) and 6.3(h) in their entirety.

SECTION 2.4   Amendment of Section 6.5 of the Indenture.

The provisions of Section 6.5 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.5   Amendment of Section 6.6 of the Indenture.

The provisions of Section 6.6 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.6   Amendment of Section 6.7 of the Indenture.

The provisions of Section 6.7 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.7   Amendment of Section 6.8 of the Indenture.

The provisions of Section 6.8 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.8   Amendment of Section 6.9 of the Indenture.

The provisions of Section 6.9 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.9   Amendment of Section 6.10 of the Indenture.

The provisions of Section 6.10 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.10   Amendment of Section 6.11 of the Indenture.

The provisions of Section 6.11 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.11   Amendment of Section 6.12 of the Indenture.

The provisions of Section 6.12 of the Indenture are amended by deleting the first, second and third sentences, and the first two words of the fourth sentence of Section 6.12.

SECTION 2.12   Amendment of Section 6.13 of the Indenture.

The provisions of Section 6.13 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.13          Amendment of Section 6.14 of the Indenture.

The provisions of Section 6.14 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.14   Amendment of Section 6.16 of the Indenture.

The provisions of Section 6.16 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.15   Amendment of Section 6.17 of the Indenture.

The provisions of Section 6.17 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.16   Amendment of Section 6.18 of the Indenture.

The provisions of Section 6.18 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.17   Amendment of Section 6.19 of the Indenture.

The provisions of Section 6.19 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.18   Amendment of Section 6.20 of the Indenture.

The provisions of Section 6.20 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.19   Amendment of Section 6.21 of the Indenture.

The provisions of Section 6.21 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.20   Amendment of Section 6.22 of the Indenture.

The provisions of Section 6.22 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.21   Amendment of Section 6.23 of the Indenture.

The provisions of Section 6.23 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.22   Amendment of Section 6.25 of the Indenture.

The provisions of Section 6.25 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.23   Amendment to the Securities.

The Securities include certain of the foregoing provisions from the Indenture to be deleted or amended pursuant to Sections 2.1 to 2.22 hereof. On and after the Acceptance and Payment, such provisions from the Securities, and such cross references and definitions as may relate thereto, shall be deemed deleted or amended as applicable.

ARTICLE III

MISCELLANEOUS

SECTION 3.1   Effectiveness of Amendments.

This Third Supplemental Indenture shall be effective upon its execution and delivery by the parties hereto.  The Amendments set forth in Article Two hereof will only become operative concurrently with the Acceptance and Payment.

SECTION 3.2   Continuing Effect of Indenture.

Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Outstanding Securities thereunder shall remain in full force and effect.  On and after the execution and delivery hereof, each reference in the Indenture to “the Indenture,” “this Indenture,” “hereunder,” “hereof” or “herein” shall mean and be a reference to the Indenture as supplemented by this Third Supplemental Indenture unless the context otherwise requires.

SECTION 3.3   Construction of Supplemental Indenture.

This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Original Indenture, this Third Supplemental Indenture forms a part thereof. The Indenture, as amended and supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed.

SECTION 3.4   Concerning the Trustee.

The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Third Supplemental Indenture, or the due execution hereof by the Company, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

SECTION 3.5   Counterparts.

This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.6   GOVERNING LAW.

THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

SECTION 3.7   Headings.

The section headings herein are for convenience only and shall not affect the construction thereof.

SECTION 3.8   Severability.

In case any provision in this Third Supplemental Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed by their respective officers thereunder duly authorized as of the date and year first above written.

PPL IRONWOOD, LLC
By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee
By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Depositary Bank

By:
Name:
Title:

[PPL Ironwood, LLC – Third Supplemental Indenture]